Exhibit 99.2
INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data
Non-performing assets

	June 30,	December 31,
	2008	2007
	(dollars in thousands)
Non-accrual loans	$109,844	$72,682
Loans 90 days or more past due and still accruing interest	1,560	4,394
Restructured loans		173

Total non-performing loans	111,404	77,249
Other real estate	11,098	9,723

Total non-performing assets	$122,502	$86,972

As a percent of Portfolio Loans
Non-performing loans	4.34%	3.03%
Allowance for loan losses	1.99	1.78
Non-performing assets to total assets	3.78	2.65
Allowance for loan losses as a percent of non-performing loans	46	59
Allowance for loan losses

	Six months ended
	June 30,
	2008		2007
		Unfunded		Unfunded
	Loans	Commitments	Loans	Commitments
	(in thousands)
Balance at beginning of period	$45,294	$1,936	$26,879	$1,881
Additions (deduction)
Provision charged to operating expense	23,875	(207)	22,658	374
Recoveries credited to allowance	1,099		1,140
Loans charged against the allowance	(19,164)		(12,464)

Balance at end of period	$51,104	$1,729	$38,213	$2,255

Net loans charged against the allowance to average Portfolio Loans (annualized)	1.43%		0.92%

Alternative Sources of Funds

	June 30,			December 31,
	2008			2007
		Average			Average
	Amount	Maturity	Rate	Amount	Maturity	Rate
	(dollars in thousands)
Brokered CDs(1,2)	$112,539	1.8 years	4.24%	$516,077	1.9 years	4.72%
Fixed rate FHLB advances(1)	396,925	2.1 years	3.15	240,509	1.3 years	4.81
Variable rate FHLB advances(1)				20,000	.3 years	4.35
Securities sold under agreements to Repurchase(1)	35,000	2.4 years	4.42	35,000	2.9 years	4.42
FRB — Discount borrowing	269,000	.2 years	2.25
Federal funds purchased	40,671	1 day	2.25	54,452	1 day	4.00

Total	$854,135	1.4 years	3.02%	$866,038	1.6 years	4.68%

(1)	Certain of these items have had their average maturity and rate altered through the use of derivative instruments, including pay-fixed and pay-variable interest rate swaps.
Capitalization

	June 30,	December 31,
	2008	2007
	(in thousands)
Unsecured debt		$3,000

Subordinated debentures	$92,888	92,888
Amount not qualifying as regulatory capital	(2,788)	(2,788)

Amount qualifying as regulatory capital	90,100	90,100

Shareholders’ Equity
Preferred stock, no par value
Common stock, par value $1.00 per share	22,773	22,601
Capital surplus	196,819	195,302
Retained earnings	22,178	22,770
Accumulated other comprehensive income (loss)	(3,500)	(171)

Total shareholders’ equity	238,270	240,502

Total capitalization	$328,370	$333,602

Non-Interest Income

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2008	2008	2007	2008	2007
	(in thousands)
Service charges on deposit accounts	$6,164	$5,647	$6,380	$11,811	$11,268
Net gains (losses) on assets
Mortgage loans	1,141	1,867	1,238	3,008	2,319
Securities	837	(2,163)	128	(1,326)	207
VISA check card interchange income	1,495	1,371	1,292	2,866	2,242
Mortgage loan servicing	1,528	(323)	712	1,205	1,239
Mutual fund and annuity commissions	644	424	467	1,068	946
Bank owned life insurance	484	478	448	962	897
Title insurance fees	384	417	430	801	844
Manufactured home loan origination fees and commissions			115		229
Other	1,460	1,774	1,563	3,234	3,252

Total non-interest income	$14,137	$9,492	$12,773	$23,629	$23,443

Mortgage Loan Activity

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2008	2008	2007	2008	2007
	(in thousands)
Mortgage loans originated	$111,316	$118,242	$129,613	$229,558	$246,428
Mortgage loans sold	80,238	84,449	77,913	164,687	147,125
Mortgage loans sold with servicing rights released	11,660	7,882	12,604	19,542	24,283
Net gains on the sale of mortgage loans	1,141	1,867	1,238	3,008	2,319
Net gains as a percent of mortgage loans sold (“Loan Sale Margin”)	1.42%	2.21%	1.59%	1.83%	1.58%
SFAS #133/#159 adjustments included in the Loan Sale Margin	(0.25)	0.97	0.00	0.38	0.00
Capitalized Real Estate Mortgage Loan Servicing Rights

	Three months ended		Six months ended
	June 30,		June 30,
	2008	2007	2008	2007
	(in thousands)
Balance at beginning of period	$15,297	$14,961	$15,780	$14,782
Originated servicing rights capitalized	754	776	1,632	1,462
Amortization	(496)	(432)	(1,132)	(839)
(Increase)/decrease in impairment reserve	996	138	271	38

Balance at end of period	$16,551	$15,443	$16,551	$15,443

Impairment reserve at end of period	$48	$30	$48	$30

Non-Interest Expense

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2008	2008	2007	2008	2007
			(in thousands)
Salaries	$9,727	$10,156	$10,776	$19,883	$20,777
Performance-based compensation and benefits	1,443	1,304	1,153	2,747	2,474
Other benefits	2,638	2,724	2,855	5,362	5,501

Compensation and employee benefits	13,808	14,184	14,784	27,992	28,752
Occupancy, net	2,813	3,114	2,735	5,927	5,349
Loan and collection	2,031	1,856	1,221	3,887	2,227
Furniture, fixtures and equipment	1,825	1,817	1,991	3,642	3,891
Data processing	1,712	1,725	1,912	3,437	3,350
Loss on other real estate and repossessed assets	1,560	106	68	1,666	92
Advertising	1,168	1,100	1,341	2,268	2,493
Credit card and bank service fees	1,174	1,046	970	2,220	1,937
Communications	1,021	1,015	1,014	2,036	1,844
Deposit insurance	418	833	173	1,251	260
Amortization of intangible assets	761	793	935	1,554	1,505
Supplies	472	543	581	1,015	1,188
Legal and professional	463	418	457	881	963
Branch acquisition and conversion costs			(92)		330
Goodwill impairment					343
Other	1,965	1,701	1,711	3,666	3,243

Total non-interest expense	$31,191	$30,251	$29,801	$61,442	$57,767

Average Balances and Tax Equivalent Rates

			Three Months Ended
			June 30,
	2008			2007
	Average			Average
	Balance	Interest	Rate	Balance	Interest	Rate
	(dollars in thousands)
Assets
Taxable loans (1)	$2,578,668	$46,618	7.26%	$2,523,614	$50,468	8.01%
Tax-exempt loans (1,2)	11,316	203	7.22	9,761	166	6.82
Taxable securities	153,895	2,176	5.69	202,342	2,592	5.14
Tax-exempt securities (2)	189,313	3,346	7.11	230,873	4,069	7.07
Other investments	27,633	362	5.27	38,068	464	4.89

Interest Earning Assets - Continuing Operations	2,960,825	52,705	7.15	3,004,658	57,759	7.70

Cash and due from banks	50,637			49,947
Taxable loans — discontinued operations				744
Other assets, net	228,550			230,147

Total Assets	$3,240,012			$3,285,496

Liabilities
Savings and NOW	$993,186	2,454	0.99	$994,116	4,728	1.91
Time deposits	872,385	8,737	4.03	1,521,496	18,650	4.92
Long-term debt				2,495	29	4.66
Other borrowings	746,983	6,975	3.76	129,781	2,284	7.06

Interest Bearing Liabilities- Continuing Operations	2,612,554	18,166	2.80	2,647,888	25,691	3.89

Demand deposits	297,151			300,329
Time deposits — discontinued operations				527
Other liabilities	89,299			82,591
Shareholders’ equity	241,008			254,161

Total liabilities and shareholders’ equity	$3,240,012			$3,285,496

Tax Equivalent Net Interest Income		$34,539			$32,068

Tax Equivalent Net Interest Income as a Percent of Earning Assets			4.68%			4.27%

(1)	All domestic

(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

Average Balances and Tax Equivalent Rates

	Six Months Ended
	June 30,
	2008			2007
	Average			Average
	Balance	Interest	Rate	Balance	Interest	Rate
	(dollars in thousands)
Assets
Taxable loans (1)	$2,571,593	$94,631	7.39%	$2,517,273	$100,317	8.01%
Tax-exempt loans (1,2)	10,472	377	7.24	9,639	326	6.82
Taxable securities	158,032	4,480	5.70	193,787	5,069	5.27
Tax-exempt securities (2)	197,102	6,932	7.07	234,741	8,190	7.04
Other investments	26,077	719	5.54	31,850	778	4.93

Interest Earning Assets - Continuing Operations	2,963,276	107,139	7.26	2,987,290	114,680	7.72

Cash and due from banks	51,549			51,907
Taxable loans — discontinued operations				16,737
Other assets, net	227,250			218,120

Total Assets	$3,242,075			$3,274,054

Liabilities
Savings and NOW	$995,808	6,019	1.22	$949,021	8,977	1.91
Time deposits	985,865	21,384	4.36	1,514,266	36,809	4.90
Long-term debt	497	12	4.86	2,743	63	4.63
Other borrowings	638,211	13,400	4.22	164,529	5,554	6.81

Interest Bearing Liabilities- Continuing Operations	2,620,381	40,815	3.13	2,630,559	51,403	3.94

Demand deposits	293,483			291,598
Time deposits — discontinued operations				12,173
Other liabilities	86,306			82,828
Shareholders’ equity	241,905			256,896

Total liabilities and shareholders’ equity	$3,242,075			$3,274,054

Tax Equivalent Net Interest Income		$66,324			$63,277

Tax Equivalent Net Interest Income as a Percent of Earning Assets			4.49%			4.25%

(1)	All domestic

(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

Commercial Loan Portfolio Analysis as of June 30, 2008

		Total Commercial Loans
					Percent of
		Watch Credits			Loan
			Non-		Category in
Loan Category	All Loans	Performing	performing	Total	Watch Credit
	(dollars in thousands)
Land	$47,448	$14,169	$10,785	$24,954	52.6%
Land Development	71,588	18,822	21,807	40,629	56.8%
Construction	67,181	9,915	6,601	16,516	24.6%
Income Producing	432,576	65,234	25,045	90,279	20.9%
Owner Occupied	227,863	21,307	6,392	27,699	12.2%

Total Commercial Real Estate Loans (1)	$846,656	$129,447	$70,630	$200,077	23.6%

Other Commercial Loans(1)	$212,985	$20,053	$3,808	$23,861	11.2%

Total non-performing commercial loans			$74,438

(1)	The total of these two categories is different than the June 30, 2008, Consolidated Statement of Financial Condition due primarily to loans in process.